UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 2
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 24, 2008
Bio-Imaging Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11182	11-2872047

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Newtown-Yardley Road, Newtown, PA	18940

(Address of Principal Executive Offices)	(Zip Code)
(267) 757-3000
(Registrant’s telephone number,
including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE
     This Current Report on Form 8-K/A (Amendment No. 2) amends the Current Report on Form 8-K filed by Bio-Imaging Technologies, Inc. (the “Company”) on March 25, 2008 and the Current Report on Form 8-K/A (Amendment No. 1) filed by the Company on March 28, 2008 (collectively, the “Initial Filings”), in which the Company reported the completion of its acquisition of Phoenix Data Systems, Inc. on March 24, 2008. This Amendment No. 2 is being filed to include the financial statements and pro-forma information required under Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this Amendment No. 2 does not modify or update any other disclosures in, or exhibits to the Initial Filings. The information previously reported in the Initial Filings is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired
     The audited Balance Sheets of Phoenix Data Systems, Inc. as of December 31, 2007, 2006 and 2005 and the related audited Statements of Operations, Changes in Stockholders’ (Deficiency) Equity and Cash Flows for the years then ended and related footnotes together with an auditor’s reports thereon of Grant Thornton LLP, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
     (b) Pro Forma Financial Information
     The unaudited Pro Forma Consolidated Financial Statements including Bio-Imaging Technologies, Inc. and Phoenix Data Systems, Inc. for the fiscal year ended December 31, 2007 and the three months ended March 31, 2008 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
     (d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Certified Public Accountants.

99.1	Audited Financial Statements of Phoenix Data Systems, Inc. for the years ended December 31, 2007 and December 31, 2006, and for the years ended December 31, 2006 and December 31, 2005 and related footnotes together with reports thereon of Grant Thornton L.L.P.

99.2	Pro Forma Condensed Consolidated Financial Statements of Bio-Imaging Technologies, Inc. for the year ended December 31, 2007, and for the three months ended March 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.

Dated: June 4, 2008	By:	/s/ Mark L. Weinstein
		Name:	Mark L. Weinstein
		Title:	President and Chief Executive Officer